Annual Report
December 31, 1997
Limited-Term Bond Portfolio

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

T. Rowe Price
Limited-Term Bond Portfolio
Annual Report
December 31, 1997

Dear Investor

Reversing the pattern of the preceding six months, interest rates fell and prices of short-term bonds rose during the six months ended December 31, 1997. Inflation remained subdued despite strong economic growth, and currency turmoil in the emerging markets increased demand for high-quality domestic bonds. In this environment, the Limited-Term Bond Portfolio performed well, ahead of its Lipper peer group average.

Market Environment

At the time of our last report, the possibility of rising inflation was a significant concern to the bond market.
A March 1997 interest rate hike by the Fed, intended to curb economic growth, crowned a period of rising rates, with yields on five-year Treasury bonds topping 6.6% in March and April. In the six months ended December 31, however, the economy performed well-gross domestic product continued to grow at a more than 3% annualized rate-but inflation, unexpectedly, seemed to decelerate.

Yield Comparison chart


            Current       5-Year Treasury    2-Year Treasury
           Coupon GNMA         Note               Note

12/31/96       7.6              6.12               5.84
               7.56             6.36               6.03
               7.56             6.31               6.01
3/97           7.91             6.66               6.36
               7.66             6.62               6.33
               7.68             6.6                6.29
6/97           7.43             6.31               6.01
               7                6                  5.81
               7.38             6.22               5.98
9/97           6.98             5.94               5.76
               6.95             5.78               5.66
               6.99             5.82               5.73
12/31/97       6.9              5.71               5.66

A bond rally in April, and a subsequent easing of inflation fears, allowed yields to fall (and prices to rise) on most fixed income instruments. A strong dollar, which makes imports cheaper, helped keep inflation in check. In addition, a late-fall currency crisis in Southeast Asia drove global investors to invest more heavily in domestic bonds, especially U.S. Treasuries, largely because of their high credit quality and U.S. dollar exposure. Long-term securities benefited most from these trends, but short-term bonds also climbed on falling interest rates and rising demand. Between June 30 and December 31, 1997, yields on five-year Treasuries fell 60 basis points (100 basis points equal one percentage point), pushing their prices up by more than two percentage points.

The Asia-inspired flight to quality caused Treasuries to outperform mortgage-backed bonds (which suffer from increased prepayments when rates fall sharply) and lower-quality issues over the past six months. However, lower-quality bonds bounced back from late-October losses and were the best performers for the year as a whole. Investors have been willing to buy lower-quality, higher-yielding bonds for most of this year in the belief that the strong economy would lead to credit quality improvements.

Performance and Strategy Review

The fund finished the six-month period with a 4.07% total return, outperforming the 3.51% return for the Lipper Variable Annuity Underlying Short Intermediate Investment-Grade Debt Funds Average. For the year, the fund's 6.74% results were ahead of the Lipper average by 40 basis points. Dividends were stable throughout the year.

Performance Comparison

Periods Ended 12/31/97           6 Months     12 Months
________________________________________________________

Limited-Term
Bond Portfolio                       4.07%         6.74%

Lipper Variable Annuity
Underlying Short
Intermediate Investment-
Grade Debt Funds Average             3.51          6.34

The fund enhanced returns by holding mortgage-backed securities and lower-rated holdings, which were strong performers in the early part of the year. These issues, however, are more vulnerable to market crises. The Asian currency meltdowns and the ensuing global stock market correction led investors to increase their holdings of Treasuries while shying away from corporates in late fall. This flight to quality caused some lower-rated bonds to underperform in the tumultuous environment. As a whole, however, the bond market and your fund continued to advance.

We did not significantly alter our investment plan and made few changes in sector diversification or credit quality exposure. Over the long-term investment horizon, we seek to outperform our peers by emphasizing better-yielding corporate and mortgage-backed issues. Throughout the period, we kept the fund's stake in corporate and asset-backed securities around 55%, with concentrations in utility and banking bonds. We also kept a 17% to 20% stake in BBB bonds, which are the lowest-rated (and highest-yielding) investment-grade bonds. Nonetheless, the fund's overall average credit quality increased modestly from AA- to AA (the top bond rating is AAA).

We decreased the fund's stake in mortgage-backed securities, from 25% six months ago to 19% at December 31. Falling interest rates hinder the performance of these issues, because they increase the likelihood of early principal repayments, which then must be reinvested at lower rates. Our mortgage-backed holdings consisted primarily of seasoned five- and seven-year balloon mortgages, conservatively structured CMOs, and discount coupon 15-year pass throughs. Compared with typical 30-year pass-through securities, these holdings tend to have relatively stable cash flows and less risk of principal prepayments as interest rates fall.

Although interest rates moved considerably during the period, the fund's duration changed little, ending the period at 2.7 years. (Duration measures a fund's price sensitivity to interest rates changes. A longer duration enhances a fund's price appreciation when rates fall, while a shorter duration helps limit losses when rates rise.)

Outlook

Despite the economy's strength, we believe the recent developments in Asia and continued subdued inflation may obviate the need for any action by the Fed. Indeed, it is no longer a foregone conclusion that the Fed's next move will be a tightening.

Looking further ahead, we expect a continuation of good growth, although perhaps a touch slower than the recent pace. Consumer spending on big ticket items may decline, since many individuals are burdened with high debt and may be worried about volatility in the stock markets. However, employment is strong and consumer confidence is high, suggesting that growth could continue unabated. We believe that the outlook for the fixed income market is favorable as long as inflation remains subdued. Respectfully submitted,

Edward A. Wiese
President and Chairman of the Investment Advisory Committee
January 28, 1998

Portfolio Highlights

Key Statistics

                                                Periods
                                                  Ended
                                               12/31/97
________________________________________________________

Dividend Yield*

    6 months                                       5.97%

    12 months                                      6.09

Dividend Per Share

    6 months                                   $   0.15

    12 months                                      0.29

30-Day Standardized Yield                          5.75%

Change in Price Per Share

    6 months (from $4.91 to $4.96)             $    .05

    12 months (from $4.93 to $4.96)                 .03

Weighted Average Maturity (years)                   3.7

Weighted Average Effective Duration (years)         2.7
________________________________________________________

*Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

Quality Diversification

                                    Percent of   Percent of
                                    Net Assets   Net Assets
                                       6/30/97     12/31/97
____________________________________________________________


Quality Rating*

    AAA                                     43%          47%

    AA                                       7            6

    A                                       27           25

    BBB                                     17           18

    BB                                       6            4

    B                                        -            -
____________________________________________________________

Weighted Average Quality                   AA-           AA
____________________________________________________________

*Based on T. Rowe Price research.

Sector Diversification

                                    Percent of   Percent of
                                    Net Assets   Net Assets
                                       6/30/97     12/31/97
___________________________________________________________

Corporate Bonds and Notes                   54%          51%
___________________________________________________________

    Utilities                                8           10

    Banking                                 11           10

    Industrial                               7            7

    Media and Communications                 4            5

    Finance and Credit                       6            4

    All Other                               18           15

Asset-Backed Securities                      3%           3%
___________________________________________________________

Mortgage-Backed Securities                  25%          19%
___________________________________________________________

U.S. Government Obligations                 15%          15%
___________________________________________________________

    U.S. Treasuries                         12           13

    Government Agency Obligations            3            2

Cash Equivalents                             5%          11%
___________________________________________________________

    Money Market Funds                       -           11

    Commercial Paper                         5            -

Other Assets Less Liabilities              - 2%           1%
___________________________________________________________

Total                                      100%         100%
___________________________________________________________

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Limited-Term Bond Portfolio

As of 12/31/97
                                           Merrill Lynch
                Limited-Term            1-5 Year Corporate/
                    Bond                    Government
                  Portfolio                 Bond Index

5/13/94          $ 10,000                   $ 10,000
12/94              10,262                     10,157
12/95              11,276                     11,473
12/96              11,643                     12,003
12/97              12,428                     12,862

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Limited-Term Bond Portfolio
Periods Ended 12/31/97


                                       Since   Inception
             1 Year     3 Years    Inception        Date
_________________________________________________________

              6.74%       6.59%        6.16%     5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Limited-Term Bond Portfolio

             For a share outstanding throughout each period


                         Year                       5/13/94
                        Ended                       Through
                     12/31/97  12/31/96  12/31/95  12/31/94


NET ASSET VALUE

Beginning of
   period           $    4.93 $    5.06 $    4.92 $    5.00

Investment activities
   Net investment
     income              0.29      0.29      0.33      0.21
   Net realized and
     unrealized
     gain (loss)         0.03     (0.13)     0.14     (0.08)

   Total from
     investment
     activities          0.32      0.16      0.47      0.13

Distributions
   Net investment
     income             (0.29)    (0.29)    (0.33)    (0.21)

NET ASSET VALUE

End of period       $    4.96 $    4.93 $    5.06 $    4.92
                    _______________________________________

Ratios/Supplemental Data

Total return            6.74%     3.26%     9.88%     2.62%

Ratio of expenses
   to average
   net assets           0.70%     0.70%     0.70%    0.70%!

Ratio of net
   investment
   income to average
   net assets           5.91%     5.83%     6.60%    6.63%!

Portfolio turnover
   rate                 48.7%     97.7%     73.7%   146.0%!

Net assets, end of
   period
   (in thousands)   $  24,280 $  12,312 $   3,966 $   2,081

!  Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
December 31, 1997

                                    Shares/Par        Value
                                               In thousands

CORPORATE BONDS AND NOTES  51.0%

Banking  9.6%

Banco Generale, (144a)
     7.70%, 8/1/02                   $     250    $     239

Bankers Trust of New York
   Deb., 9.50%, 6/14/00                    150          161

Barnett Banks, Sub. Notes
     8.50%, 3/1/99                          75           77

First Hawaiian, Sr. Notes
     6.25%, 8/15/00                        100           99

First Union, Sub. Notes
     9.45%, 6/15/99                        100          104

First USA Bank, MTN
     7.00%, 8/20/01                        150          154

Greenpoint Bank
     6.70%, 7/15/02                        250          252

HSBC Finance Nederland
   Sub. Gtd. Notes, (144a)
     7.40%, 4/15/03                         80           84

Kansallis Osake Pankki
   (New York), Sub. Notes
     10.00%, 5/1/02                        100          113

Keycorp Institutional Capital
   (144a), 6.625%, 6/15/99                 175          176

MBNA, Sub. Notes
     7.25%, 9/15/02                        150          154

Mercantile Safe Deposit & Trust
     6.53%, 7/3/00                         200          202

Midlantic, Deb.
     9.25%, 9/1/99                         100          105

National City Capital Trust
   Gtd. Notes, (144a)
     6.75%, 6/1/99                         150          151

Republic of New York, Deb.
     8.875%, 2/15/01                       110          118

Union Planters, Sub. Notes
     6.25%, 11/1/03                        135          134

                                                      2,323
Consumer Products  2.7%

Anheuser Busch, Deb.
     8.75%, 12/1/99                        100          105

Coca Cola Femsa
     8.95%, 11/1/06                        125          129

Grand Metropolitan Investment
   Gtd. Notes
     6.50%, 9/15/99                        200          201

Philip Morris
     7.25%, 9/15/01                  $     209    $     214

                                                        649
Consumer Services  1.1%

Tenet Healthcare
   Sr. Sub. Notes
     8.625%, 1/15/07                       250          258

                                                        258

Finance and Credit  4.4%

American Express Credit, Deb.
     8.50%, 6/15/99                        100          103

American General Finance
     5.875%, 7/1/00                        125          124

Aristar, Sr. Notes
     7.875%, 2/15/99                        50           51

Finova Capital, MTN
     5.98%, 2/27/01                        150          149

Fleet Mortgage
     6.50%, 9/15/99                        125          126

General Electric Capital, MTN
     6.15%, 11/5/01                        250          252

Heller Financial, Notes
     5.625%, 3/15/00                       100           99

Penske Truck Leasing
     6.65%, 11/1/00                        150          152

                                                      1,056

Industrials  7.2%

Alcan Aluminum Ltd., Deb.
     5.875%, 4/1/00                        130          129

Corning, Deb.
     8.75%, 7/15/99                        100          104

Eaton Off Shore Ltd.
   Gtd. Notes
     9.00%, 2/15/01                        100          108

General Motors Acceptance
   Corporation, MTN
     6.625%, 4/24/00                       100          101

Hutchison Whampoa Finance
   (144a), 6.95%, 8/1/07                   400          383

Ingersoll Rand, Sr. Notes
     6.255%, 2/15/01                       250          250

International Paper, Deb.
     9.70%, 3/15/00                        100          107

Lockheed, Deb.
     9.375%, 10/15/99                       15           16

Lockheed Martin, Gtd. Notes
     6.55%, 5/15/99                  $      85    $      85

Northrop Grumman
     8.625%, 10/15/04                      200          223

Oracle, Sr. Notes
     6.91%, 2/15/07                        250          250

                                                      1,756

Insurance  2.9%

American Annuity Group
   Capital Trust, (144a)
     7.25%, 9/25/01                        145          147

Chubb, Deb.
     8.75%, 11/15/99                        50           52

Liberty Mutual Insurance, (144a)
     8.20%, 5/4/07                         340          377

USF&G, 7.00%, 5/15/98                      125          125

                                                        701

Investment Dealers  0.4%

Lehman Brothers
     6.75%, 5/24/99                        100          101

                                                        101

Media and Communications  5.3%

Comcast Cable Communications
   (144a), 8.125%, 5/1/04                  200          216

Cox Communications
     8.875%, 3/1/01                        150          160

NWCG Holdings
   Sr. Secured Disc. Notes
     Zero Coupon, 6/15/99                  150          137

TCI Communciations
     8.65%, 9/15/04                        400          438

Time Warner
     4.90%, 7/29/99                        200          195

Viacom, 6.75%, 1/15/03                     150          148

                                                      1,294

Petroleum  0.7%

PDV America
   Sr. Notes
     7.25%, 8/1/98                          75           75

     7.875%, 8/1/03                        100          104
                                                        179

Retail  2.6%

Dayton Hudson
     6.625%, 3/1/03                        200          202

     7.50%, 3/1/99                         100          102

Federated Department Stores
   Sr. Notes
     8.50%, 6/15/03                  $     200    $     218

Sears Roebuck & Co.
   MTN, 8.23%, 5/4/99                      100          103

                                                        625

Transportation  3.8%

CSX, 9.50%, 8/1/00                         150          161

Delta Air Lines, Deb.
     9.875%, 5/15/00                       185          199

Federal Express
     6.25%, 4/15/98                         97           97

Norfolk Southern
     7.875%, 2/15/04                       170          183

Northwest Airlines
     8.375%, 3/15/04                       150          154

Union Pacific
     7.00%, 6/15/00                        135          138

                                                        932

Utilities  10.3%

Baltimore Gas & Electric
   1st Mtg. Notes
     8.40%, 10/15/99                       100          104

CE Electric UK Funding
   Sr. Notes, (144a)
     6.853%, 12/30/04                      300          302

Cleveland Electric, (144a)
     7.19%, 7/1/00                         150          152

Consumers Energy
   1st Ref. Mtg. Bonds
     6.875%, 5/1/98                         15           15

Houston Lighting & Power
   MTN, 6.10%, 3/1/00                      125          125

Long Island Lighting
   Gen. Ref. Bonds
     9.75%, 5/1/21                         150          152

MCI Communications
   Sr. Notes
     7.125%, 1/20/00                       100          102

MCN Financing
     6.305%, 6/1/98                        175          175

Midamerican Energy
   Sr. Notes
     6.50%, 12/15/01                       100          101

Orange & Rockland Utilities
   Deb., 6.14%, 3/1/00               $      50    $      50

Pacific Gas & Electric
   1st Mtg. Bonds
     8.75%, 1/1/01                         200          214

Potomac Capital, (144a)
     6.80%, 9/12/01                        250          251

Progress Capital Holdings
   MTN, (144a)
     6.88%, 8/1/01                         150          153

Public Service Electric & Gas
   Mtg. Bonds
     8.875%, 6/1/03                        175          195

   1st Ref. Mtg. Bonds
     6.25%, 1/1/07                          75           74

System Energy Resources
   1st Mtg. Notes
     7.625%, 4/1/99                        175          178

Texas New Mexico Power
   1st Mtg. Bonds
     9.25%, 9/15/00                         50           53

Texas Power, Secured Deb.
     10.75%, 9/15/03                       100          109

                                                      2,505

Total Corporate Bonds and Notes
(Cost  $12,276)                                      12,379

ASSET-BACKED SECURITIES  3.2%

Auto-Backed  0.7%

Banc One Auto Grantor Trust
     6.27%, 11/20/03                       165          165

                                                        165

Home Equity Loans-Backed  0.4%

Access Financial Mortgage Loan Trust
     6.90%, 5/18/11                        100          100

                                                        100

Receivables-Backed  1.1%

Green Tree Financial
     8.35%, 3/15/20                        100          102

Harley Davidson Eaglemark
   (144a), 6.35%, 10/15/02                  50           50

Yamaha Motor Master Trust
     6.20%, 5/15/03                        100          101

                                                        253

Utility "Stranded" Asset Trust  1.0%

California Infrastructure
     6.38%, 9/25/08                  $     250    $     252

                                                        252

Total Asset-Backed Securities
   (Cost  $764)                                         770

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  18.7%

U.S. Government Agency Obligations  16.0%

Federal Home Loan Mortgage
   5 year balloon
     5.00%, 6/1/99                          91           90

     6.00%, 4/1/99                          31           31

   7 year balloon

     6.50%, 12/1/99                        649          653

   REMIC
     5.40%, 10/15/12                       200          199

     5.50%, 6/15/13                        174          174

     6.00%, 8/15/06                      1,000          998

     6.50%, 1/15/17                        200          201

     6.75%, 10/15/03                       250          252

     6.92%, 1/25/12                        120          121

Federal National Mortgage Assn.
     7.00%, 4/1/09                         417          425

     9.00%, 5/1/05                         453          465

   REMIC
     5.35%, 9/25/02                        240          238

     7.50%, 8/25/05                         32           33

                                                      3,880

U.S. Government Guaranteed
   Obligations  2.7%

Government National Mortgage Assn.
   I
     6.50%, 5/15/09                        494          498

     10.00%
       11/15/09 - 4/15/19                  101          112

   Midget, I
     10.00%
       11/15/00 - 2/15/01                   36           37

     10.50%
       4/15/98 - 6/15/99                    22           23

                                                        670

Total U.S. Government Mortgage-
Backed Securities (Cost  $4,510)                      4,550

U.S. GOVERNMENT OBLIGATIONS  14.7%

U.S. Government Agency Obligations  1.8%

Federal National Mortgage Assn.
    Deb., 6.15%, 12/14/01            $     150    $     149

    MTN, 7.65%, 10/6/06                    100          102

U.S. Department of Housing
   & Urban Development
     6.49%, 8/1/07                         175          179

                                                        430

U.S. Treasury Obligations  12.9%

U.S. Treasury Notes
     6.375%
       4/30 - 5/15/99                      610          616

     6.50%
       8/31/01 - 10/15/06                2,225        2,311

     6.875%, 3/31/00                       200          205

                                                      3,132

Total U.S. Government
Obligations (Cost  $3,490)                            3,562

MUNICIPAL BONDS  0.1%

Taxable Municipal  0.1%

University of Miami, GO
     6.90%, 4/1/04                          25           26

Total Municipal Bonds (Cost  $25)                        26

WARRANTS  0.0%

President Casinos
   Warrants, 9/30/99*!+                      1            0

Total Warrants (Cost  $1)                                 0

MONEY MARKET FUNDS  11.0%

Reserve Investment Fund
     5.84%#                              2,684        2,684

Total Money Market Funds
(Cost  $2,684)                                        2,684

Total Investments in Securities

98.7% of Net Assets (Cost  $23,750)               $  23,971

Other Assets Less Liabilities                           309

NET ASSETS                                        $  24,280
                                                  _________

Net Assets Consist of:

Accumulated net investment income -
  net of distributions                            $     (23)

Accumulated net realized gain/loss -
  net of distributions                                  (90)

Net unrealized gain (loss)                              221

Paid-in-capital applicable to
   4,892,336 shares of $0.0001
   par value capital stock
   outstanding; 1,000,000,000
   shares of the Corporation
   authorized                                        24,172

NET ASSETS                                        $  24,280
                                                  _________

NET ASSET VALUE PER SHARE                         $    4.96
                                                  _________

     !   Private Placement
     *   Non-income producing
     +   Securities contain some restrictions as to public
         resale.
     #   Seven-day yield
    GO   General Obligation
   MTN   Medium Term Note
 REMIC   Real Estate Mortgage Investment Conduit
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 10.2% of net assets.

Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
In thousands

                                                       Year
                                                      Ended
                                                   12/31/97

Investment Income

Income
Interest income                                   $   1,084
Expenses
Investment management and
    administrative                                      115

Net investment income                                   969

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                  (20)
Change in net unrealized gain or
    loss on securities                                  196

Net realized and unrealized gain
    (loss)                                              176

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   1,145
                                                  _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
In thousands

                                          Year
                                         Ended
                                      12/31/97    12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income            $     969    $     477
    Net realized gain (loss)               (20)         (78)
    Change in net unrealized
      gain or loss                         196          (29)
    Increase (decrease) in net
      assets from operations             1,145          370
Distributions to shareholders
    Net investment income                 (970)        (477)
Capital share transactions*
    Shares sold                         17,436       15,053
    Distributions reinvested               970          477
    Shares redeemed                     (6,613)      (7,077)
    Increase (decrease) in net
      assets from capital
      share transactions                11,793        8,453

Net Assets

Increase (decrease) during
    period                              11,968        8,346
Beginning of period                     12,312        3,966
End of period                        $  24,280    $  12,312
                                      _____________________

*Share information
    Shares sold                          3,539        3,056
    Distributions reinvested               197           97
    Shares redeemed                     (1,343)      (1,438)
    Increase (decrease) in
      shares outstanding                 2,393        1,715

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
December 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated
$11,749,000 and $4,278,000, respectively, for the year ended
December 31, 1997. Purchases and sales of U.S. government securities aggregated $5,119,000 and $3,272,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $86,000, of which $70,000 expires in 2004, and $16,000 in 2005.

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $23,750,000, and net unrealized gain aggregated $221,000, of which $259,000 related to appreciated investments and $38,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.70% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $32,000 and are reflected as interest income in the accompanying Statement of Operations.

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of Limited-Term Bond Portfolio
In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited-Term Bond Portfolio (one of the portfolios constituting T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP656 (12/97)
K15-054  12/31/97